                        KEYCO BOND FUND, INC.
                  27777 Franklin Road - Suite 1850
                     Southfield, Michigan 48034
                           (248) 353-0790

                          November 20, 1998


To Our Shareholders:

We are pleased to send you this Annual Report of Keyco Bond Fund, Inc. for the year ended September 30, 1998.

Net investment income for the year was $1,499,756 or $1.18 per share compared with $1,550,704 or $1.22 per share last year. Most of this change was caused by a $51,335 decline in interest income as bonds purchased in recent years yielded less than the matured or called bonds which they replaced.

During the fiscal year, market interest rates declined, and as a result, the value of the Fund's bond portfolio increased by $105,533 or 0.4%.

During the year, 14 bonds were either called or sold for total proceeds of $3,829,888. Because some of the disposals were at a premium price in excess of amortized cost, a capital gain dividend of $158,018 ($.12469 per share) was paid in November 1998.

The cash from these dispositions was reinvested in bonds maturing in ten to nineteen years. Portfolio turnover was 13.8%, which was higher than recent years as a result of early calls and the lower interest rate environment.

The net asset value of the Fund was $21.46 per share on September 30, 1998, an increase of $.06 per share from the prior year. The weighted average annual yield on the bonds in the Fund as of September 30, 1998 was 6.1% based on cost, and 5.6% based on market value, and the weighted average maturity was 8.7 years.

The Board of Directors, on October 28, 1998, declared quarterly dividends which total $1.14 per share for the year ending September 30, 1999. All shareholders will be sent quarterly dividend payments on November 2, 1998, February 1, 1999, May 3, 1999, August 2, 1999 and November 1, 1999.

The Annual Meeting of Shareholders of Keyco Bond Fund, Inc. will be held at 27777 Franklin Road, Suite 1850, Southfield, Michigan on Wednesday, December 16, 1998, at 11:00 a.m. for the purpose of electing Directors and ratifying the selection of PricewaterhouseCoopers as our auditors.

Mark Schlussel and David Page continue to serve as independent outside Directors, and their remuneration is $1,000 each per meeting. In addition, the Fund pays $25,000 annually for certain administrative services and office space.

If you have any questions concerning the Fund or the enclosed information, please call me.

On behalf of the Board of Directors,



/S/ Joel D. Tauber
President

Enclosures

                        KEYCO BOND FUND, INC.
               REPORT ON AUDIT OF FINANCIAL STATEMENTS
                for the year ended September 30, 1998



Keyco Bond Fund, Inc.
Contents

Report of Independent Accountants

Financial Statements:

       Statement of Assets and Liabilities as of September 30, 1998

       Statement of Operations for the Year Ended September 30, 1998

       Statement of Changes in Net Assets for the Years
         Ended September 30, 1998 and 1997

       Notes to Financial Statements

Supplemental Schedules:

       Schedule of Portfolio Investments, September 30, 1998

       Financial Highlights for the Years Ended September 30,
         1998, 1997, 1996, 1995 and 1994

Report of Independent Accountants

To the Board of Directors and Shareholders of Keyco Bond Fund, Inc.:


In our opinion, the accompanying statement of assets and liabilities of Keyco Bond Fund, Inc., including the schedule of portfolio investments, as of September 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended present fairly, in all material respects, the financial position of Keyco Bond Fund, Inc. as of September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audits in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.
Our procedures included confirmation of securities owned as of September 30, 1998 by correspondence with the custodian. We believe that our audits provide a reasonable basis for the opinion expressed above.


/S/ PricewaterhouseCoopers LLP

October 23, 1998

Keyco Bond Fund, Inc.
Statement of Assets and Liabilities
as of September 30, 1998


                               ASSETS

Investments in securities, at fair value (cost $24,777,098)      $26,847,365

Cash                                                                 179,949

Accrued interest receivable                                          511,610
                                                                 -----------
     Total assets                                                 27,538,924
                                                                 -----------

                             LIABILITIES

Dividends payable                                                    348,106
                                                                 -----------
     Total liabilities                                               348,106
                                                                 -----------
Net assets applicable to outstanding capital shares,
  equivalent to $21.46 per share based on 1,267,258
  shares of capital stock outstanding                            $27,190,818
                                                                 ===========
The accompanying notes are an integral part of the financial statements.

Keyco Bond Fund, Inc.
Statement of Operations
for the year ended September 30, 1998


Interest income                                                   $1,555,010

Expenses:
  Legal and accounting                           $    39,638
  Custodial fee                                       12,000
  Directors' fees                                      2,000
  Miscellaneous expense                                1,616
                                                 -----------
       Total expenses                                                 55,254
                                                                  ----------
       Net investment income                                       1,499,756

Realized gain on investments:
  Proceeds from calls and sales                    3,829,888
  Cost of securities called or sold                3,676,017
                                                 -----------
       Realized gain on investments                                  153,871

Unrealized appreciation of investments:
  Investments held, September 30, 1998:
       At cost                                    24,777,098
       At fair value                              26,847,365
                                                 -----------
       Balance, September 30, 1998                 2,070,267
           Less balance, September 30, 1997        1,964,734
                                                 -----------
       Unrealized appreciation of investments                        105,533
                                                                  ----------
Increase in net assets resulting from operations                  $1,759,160
                                                                  ==========

The accompanying notes are an integral part of the financial statements.

Keyco Bond Fund, Inc.
Statement of Changes in Net Assets
for the years ended September 30, 1998 and 1997


                                                  1998              1997

Net assets, beginning of period               $27,123,058       $26,796,112
                                              -----------       -----------
Changes in net assets from operations:
  Net investment income                         1,499,756         1,550,704
  Realized gain on investments                    153,871            10,686
  Unrealized appreciation of investments          105,533           336,519
                                              -----------       -----------

      Increase in net assets from operations    1,759,160         1,897,909

Changes in net assets from capital transactions:
  Dividends declared from net
  investment income                            (1,533,382)       (1,558,727)
  Dividends declared from net capital gains    (  158,018)       (   12,236)
                                               ----------        ----------
      Net increase in net assets                   67,760           326,946
                                               ----------        ----------
      Net assets, end of period               $27,190,818       $27,123,058
                                              ===========       ===========

 The accompanying notes are an integral part of the financial statements.

Keyco Bond Fund, Inc.
Notes to Financial Statements

1.     Significant Accounting Policies:

       Keyco Bond Fund, Inc. (the "Fund") has registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management company. The Fund became qualified as a regulated investment company under the Internal Revenue Code on October 1, 1979. Management intends to distribute to the shareholders substantially all earnings from that date. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

       a. Security Valuation: The Fund has invested substantially all of its assets in long-term state and municipal debt obligations. Investments in these tax-exempt securities are stated at fair value. The fair value of the investments is provided by the Fund's custodian, who utilizes a matrix pricing system. Due principally to a decrease in interest rates, the fair value of the investments is currently above cost, resulting in unrealized appreciation. The principal amount of each bond, as reflected in the schedule of portfolio investments, is due at maturity when the bond must be redeemed by the issuer.

       b. Federal Income Taxes: It is the Fund's intention to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its income to its shareholders. Therefore, no federal income tax provision is recorded.

       c. Other: Security transactions are accounted for on a trade-date basis. Cost of securities sold is determined by specific identification. Distributions to shareholders are recorded when declared. Interest on investments is recorded as earned.

       d. Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.     Net Assets Applicable to Outstanding Capital Shares:

       Details of net assets applicable to outstanding capital shares are as follows:

       Capital stock, $.02 par value; authorized
        3,000,000 shares; issued and outstanding
        1,267,258 shares at September 30, 1998                  $    25,345
       Additional paid-in capital                                   730,733
       Retained earnings prior to July 1, 1979                   24,093,500
       Accumulated undistributed net investment income              270,973
       Net unrealized appreciation of investments,
        September 30, 1998                                        2,070,267
                                                                 -----------
           Net assets, September 30, 1998                       $27,190,818
                                                                 ===========

3.     Purchases and Dispositions of Securities:

       The cost of purchases and the proceeds from dispositions of securities, other than United States government obligations and short-term notes, aggregated $3,679,223 and $3,829,888, respectively.

4.     Portfolio Manager:

       The Fund does not retain the services of an investment advisor or a third-party portfolio manager. The Fund, acting through its officers and with the review provided by the Board, makes investment decisions internally.

5.     Related Parties:

       Legal and accounting expenses incurred include $25,000 for accounting and administrative services provided by an entity owned by an officer of the Fund.

Keyco Bond Fund, Inc.
Schedule of Portfolio Investments
September 30, 1998


Long-Term State and                                                   Principal                         Fair
Municipal Obligations                                                   Amount          Cost           Value
                                                                      ---------         ----           -----

Bay City, Michigan, Electric Utility Revenue, 6.6%, January 2012      $  500,000    $  494,900    $  541,260
Capac, Michigan, Community School District, 6.25%, July 2003             100,000        96,920       102,595
Central Michigan University, 5.3%, October 2006                           70,000        66,345        74,530
Crosswell and Lexington, Michigan, Community Schools
  Building and Site, 6%, May 2016                                        500,000       500,000       528,470
Dearborn, Michigan, School District, 6.7%, May 1999                      100,000       108,744       101,989
Dearborn, Michigan, School District, 6.7%, May 2000                      135,000       147,775       141,689
Detroit, Michigan, Distributable State Aid, 5.2%, May 2007               520,000       516,001       559,858
Detroit, Michigan, City Distributable State Aid, 7.2%, May 2009        1,000,000       995,000     1,042,030
Detroit, Michigan, City School District, 4.95%, May 2005                 200,000       186,398       209,718
Detroit, Michigan, Sewage Disposal, Series A, 5.7%, July 2013            100,000       106,726       106,163
Farmington, Michigan, Public School District, 5%, May 2011               210,000       212,283       218,312
Grand Haven, Michigan, Electric Revenue, 5.25%, July 2013              1,000,000     1,024,780     1,031,430
Grand Rapids, Michigan, Sanitary Sewer System, 6%, January 2012          500,000       500,000       543,620
Jackson County, Michigan, 5%, April 2006                                 300,000       277,173       311,079
Lansing, Michigan, School District, 6.8%, May 2004                       460,000       512,067       528,103
Marquette County, Michigan, Wastewater Treatment System,
  6%, December 2007                                                      175,000       154,553       179,270
Marquette County, Michigan, Wastewater Treatment System,
  6%, December 2008                                                      170,000       149,913       174,148
Michigan Municipal Bond Authority Revenue, Local Government
  Wayne County, PJ-GRP 1213, 7.4%, December 2002                       1,075,000     1,065,497     1,220,190
Michigan Municipal Bond Authority Revenue, State Revolving
  Fund, 6.5%, October 2010                                               550,000       599,769       634,601
Michigan Municipal Bond Authority Revenue, State Revolving
  Fund, 6.55%, October 2013                                              100,000       109,445       111,922
Michigan Municipal Bond Authority Revenue, Local Government
  Loan Program, 6%, December 2013                                        130,000       134,940       142,074
Michigan Municipal Bond Authority Revenue, Local Government
  Loan Program, 5.375%, November 2017                                    150,000       154,161       155,949
Michigan State Building Authority Revenue, 5.125%, October 2008          100,000        91,772       105,500
Michigan State Building Authority Revenue, Series I, 5.875%,
  October 2008                                                           400,000       428,888       429,076
Michigan State Building Revenue, Series I, 5.3%, October 2012            500,000       418,505       520,450
Michigan State Building Authority Revenue, Series I, 5%, October 2014    440,000       440,000       445,887
Michigan State Housing Development Authority, Rental Housing
  Revenue, 5.375%, April 2004                                             70,000        71,537        75,069
Michigan State Housing Development Authority, Rental Housing
  Revenue, 5.6%, April 2006                                              500,000       489,640       539,955
Michigan State University Revenue, 6.125%, August 2010                 1,200,000     1,190,892     1,311,324
Michigan State Trunk Line, Series A, 5.75%, October 2012                 250,000       248,673       267,945
Milan, Michigan, Area Schools, 5%, May 2013                              300,000       299,985       307,599
Pinckney, Michigan, Community Schools, Livingston and
  Washtenaw Counties, 5.5%, May 2004                                     300,000       268,500       306,390
Plymouth-Canton, Michigan, Community School District,
  5.5%, May 2013                                                         100,000       104,191       105,176
Portage, Michigan, Public Schools, 5.7%, May 2012                        230,000       227,619       243,733
South Lyon, Michigan, Community Schools, 6.25%, May 2014                  55,000        58,592        58,026
Sturgis, Michigan, Government Hospital, 6.55%, October 2000              325,000       308,750       329,686
Sturgis, Michigan, Government Hospital,  6.6%, October 2001              250,000       237,500       253,553
University of Michigan, Hospital Revenue, 7%, December 2021               75,000        78,366        81,659
Wayne County, Michigan, Airport Revenue, Series B,
  5.25%, December 2015                                                   135,000       136,832       140,162
West Bloomfield, Michigan, School District, 5%, May 2006                 100,000        92,357       106,619
Wyandotte, Michigan, Downtown Development, 6.25%,  December 2008         750,000       727,440       877,492
Alaska State Housing Finance Corporation, 6.1%, June 2007                150,000       150,000       165,884
Alaska State Housing Finance Corporation, 6.2%, June 2008                280,000       280,000       309,848
California State, 5.7%, August 2003                                      500,000       481,055       508,420
California State, 5.7%, August 2004                                      250,000       237,263       254,002
District of Columbia, MBIA, Series B, 6.3%, June 2007                    250,000       263,922       276,013
Gainesville, Florida, Utilities System Revenue, 6.5%, October 2014       750,000       724,900       757,448
Honolulu, Hawaii, New Public Housing Authority, 5.75%, August 2008       290,000       258,381       297,299
Honolulu, Hawaii, New Public Housing Authority, 5.75%, August 2009       700,000       622,804       717,402
Joliet, Illinois Corporate Purpose, 7%, January 2012                     100,000       106,994       101,791
Maryland State Health and Higher Educational Facilities
  Authority Revenue Johns Hopkins Hospital
  Redevelopment Issue, 6.625%, July 2008                                 495,000       495,000       570,492
Mercer County, New Jersey, Improvement Authority Revenue,
  State Justice Complex, 6.4%, January 2018                              500,000       463,270       599,745
New York, New York, City Municipal Assistance Corporation,
  6%, July 2008                                                          750,000       755,625       785,888
Akron, New York, Central School District, 5.9%, June 2014                100,000       108,776       108,863
New York, New York, City Municipal Water Finance Authority,
  Water-Sewer System Revenue, 6.75%, June 2016                           200,000       206,384       217,650
New York, New York, City Municipal Water Finance Authority,
  Water-Sewer System Revenue, 6.75%, June 2016                           200,000       206,384       215,338
New York State Refunding, 6.1%, November 2008                            500,000       500,000       547,980
Monroe County, New York, Water Improvement,
  5.5%, December 2008                                                    610,000       589,034       651,389
Ohio State Building Authority, State Transportation Facilities,
  7%, September 2003                                                     350,000       389,162       378,675
Erie County, Hospital Authority PA Revenue, Erie County Geriatric
  Center, U. S. Treasury, 6.25%, July 2011                               955,000       948,850     1,046,604
Puerto Rico Commonwealth Highway and Transportation
  Authority Highway Revenue, 6.25%, July 2012                            500,000       544,085       588,400
Puerto Rico Industrial, Tourist, Educational, Medical and
  Environmental Control Facilities Financing Authority,
  1998 Series A, 5.375%, October 2013                                  1,000,000     1,044,010     1,067,920
South Carolina State Housing Authority, Single Family Mortgage
  Purchase, 7%, July 2011                                                500,000       502,500       508,050
Met. Government Nashville and Davidson County, Tennessee,
  Health and Educational Facilities Board Revenue,  Meharry
  Medical College-HEW, collateralized, 7.875%, December 2004             190,000       187,059       214,326
Austin, Texas, Utility System Revenue, 6%, April 2006                    500,000       474,565       562,885
Sherman, Texas, New Public Housing Authority, 5.75%, March 2006          200,000       178,876       205,430
Virginia State Housing Development Authority, Multifamily
  Mortgage Section 8 Assisted, 8.25%, November 2012                       25,000        24,770        25,322
                                                                     -----------   -----------   -----------
Total investments                                                    $24,970,000   $24,777,098   $26,847,365
                                                                     ===========   ===========   ===========

Keyco Bond Fund, Inc.
Financial Highlights

Contained below are per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                         Years Ended September 30,
                                                        --------------------------------------------------
                                                         1998       1997       1996       1995       1994
                                                         ----       ----       ----       ----       ----
Per Share Operating Performance:
  Net asset value, beginning of period                  $21.40     $21.14     $21.18     $20.73     $22.02
                                                        ------     ------     ------     ------     ------
      Net investment income                               1.18       1.22       1.24       1.25       1.25

  Net realized and unrealized gain (loss)
    on investments                                        0.21       0.28      (0.02)      0.45      (1.28)
                                                        ------     ------     ------     ------     ------
      Total from investment operations                    1.39       1.50       1.22       1.70       (.03)
                                                        ------     ------     ------     ------     ------
      Less distributions from:
        Net investment income                            (1.21)     (1.23)     (1.24)     (1.25)     (1.26)
        Net realized gain on investments                 (0.12)     (0.01)     (0.02)        -          -
                                                        ------     ------     ------     ------     ------
      Total distributions                                (1.33)     (1.24)     (1.26)     (1.25)     (1.26)
                                                        ------     ------     ------     ------     ------
  Net asset value, end of period                        $21.46     $21.40     $21.14     $21.18     $20.73
                                                        ======     ======     ======     ======     ======

Total Return per Share Net Asset Value (a)                6.5%       7.1%       5.8%       8.2%      (.1)%

Ratios and Supplemental Data:
  Net assets, end of period (in 000s)                  $27,191    $27,123    $26,796    $26,840    $26,264

  Ratio of net investment income to
    average net assets                                    5.5%       5.8%       5.8%       6.0%       5.9%

  Ratio of expenses to average net assets                  .2%        .2%        .2%        .2%        .2%

  Portfolio turnover rate                                13.8%       3.5%       9.2%       9.4%      25.4%


(a) Total investment return based on per share net asset value reflects the percent return calculated on beginning of period net asset value and assumes dividends and capital gain distributions were not reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund.